UBS U.S. Allocation Fund
Supplement to the prospectus, as supplemented (the “Prospectus”) and the Statement of Additional Information, as supplemented (the “SAI”), each dated December 29, 2008

October 30, 2009

Dear Investor,

The purpose of this supplement is to revise information regarding UBS U.S. Allocation Fund (the “fund”). Effective October 30, 2009, Aaron Balsam and Andreas Koester have become portfolio managers primarily responsible for the day-to-day management of the fund’s portfolio. Curt Custard continues to serve as a primary portfolio manager for the fund.

As a result, the Prospectus and SAI are hereby revised as follows:

The section captioned “Management” and sub-headed “Portfolio manager” of the Prospectus is revised by replacing the second, third and fourth full paragraphs of that section in their entirety with the following:

The portfolio’s asset allocation is team-managed by the Global Investment Solutions (GIS) team. Aaron Balsam, Curt Custard and Andreas Koester are the portfolio managers primarily responsible for the day-to-day management of the fund. Messrs. Balsam, Custard and Koester have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Messrs. Balsam, Custard and Koester, as the portfolio managers for the fund, are responsible for

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allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies.

Mr. Custard is a Managing Director and has been Head of Global Investment Solutions at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) since March 2008. Mr. Custard also is a member of the UBS Global AM Executive Committee. Prior to joining UBS Global AM, Mr. Custard was global head of multi-asset solutions at Schroders since 2004. Prior to this, Mr. Custard was chief investment officer of the multi-asset and balanced business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager for the fund since April 2009.

Mr. Balsam is a Director and is an Asset Allocation Analyst on the Global Investment Solutions team. He is responsible for the setting-up of Global Balanced, US Balanced and Currency strategies. His other responsibilities include contributing to the fundamental analysis of global equity markets and providing support in strategic and client-oriented projects. Mr. Balsam joined UBS Global AM in 1999 and was previously responsible for providing client service and relationship management support to clients. Mr. Balsam has been a portfolio manager for the fund since October 2009.

Mr. Koester is an Executive Director and is Head of Asset Allocation and Currency in the Global Investment Solutions team. Mr. Koester has been at UBS Global AM since March 2009. Prior to joining UBS Global AM, Mr. Koester worked at Schroders since 2005, where he was Head of US and European Multi-Asset Solutions and also was a member of Schroders’ global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager for the fund since October 2009.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Messrs. Balsam, Custard and Koester.

The section captioned “Portfolio manager” of the SAI is revised by replacing the first and second full paragraphs of that section in their entirety with the following:

UBS Global AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Aaron Balsam, Curt Custard and Andreas Koester.

The following provides information relating to other accounts managed by Mr. Custard as of December 31, 2008 and Messrs. Balsam and Koester as of June 30, 2009:

The section captioned “Portfolio manager” of the SAI is revised by adding the following immediately after the table providing information relating to other accounts managed by Mr. Custard of that section:

Aaron Balsam:

	Registered	Other pooled
	investment companies	investment vehicles	Other accounts

Number of accounts managed	1	1	4
Number of accounts managed with performance-based advisory fees	0	0	0
Assets managed (in millions)	$334	$21	$174
Assets managed with performance-based advisory fees (in millions)	$0	$0	$0

Andreas Koester:

	Registered	Other pooled
	investment companies	investment vehicles	Other accounts

Number of accounts managed	10	17	14
Number of accounts managed with performance-based advisory fees	0	0	0
Assets managed (in millions)	$6,673	$10,793	$3,463
Assets managed with performance-based advisory fees (in millions)	$0	$0	$0

The section captioned “Portfolio manager” of the SAI is revised by replacing the four full paragraphs immediately after the tables providing information relating to the accounts managed by the portfolio managers of the fund of that section in their entirety with the following:

The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including, where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager also may give rise to potential conflicts of interest. UBS Global AM and the fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes of Ethics will adequately address all such conflicts.

The Compensation received by the portfolio managers at UBS Global AM, including the fund’s portfolio managers, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component – base salary and benefit – reflecting an individual’s skills and experience,

•	Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respective asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results, and

•	A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

The section captioned “Portfolio manager” of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

As of April 3, 2009, Mr. Custard did not own any shares of the fund. As of October 27, 2009, Messrs. Balsam and Koester did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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